Exhibit 99.1

Contact:	NEWS RELEASE

Alliance Data
Tiffany Louder – Investor Relations
214-494-3048
tiffany.louder@alliancedata.com

Steve Calk – Analysts/Investors
FTI Consulting
212-850-5611
alliancedata@fticonsulting.com

Shelley Whiddon – Media
214-494-3811
shelley.whiddon@alliancedata.com
Univision Communications Carolina Valencia Corporate Communications (212) 455-4712 cvalencia@univision.net

ALLIANCE DATA TO LAUNCH NEW CO-BRAND CREDIT CARD PROGRAM FOR
UNIVISION COMMUNICATIONS, THE LEADING MEDIA COMPANY SERVING
HISPANIC AMERICA

•	New loyalty-driven, co-brand credit card program will serve fastest-growing population segment
•	Alliance Data's card services business extends its selective reach in the co-brand affinity category

DALLAS – July 30, 2015 – Alliance Data Systems Corporation (NYSE: ADS), a leading global provider of data-driven marketing and loyalty solutions, today announced its Columbus, Ohio-based card services business, a premier provider of branded private label, co-brand, and commercial credit programs, has signed a new long-term agreement to provide co-brand affinity credit card services for Univision Communications Inc. (UCI), the leading media company serving Hispanic America, through UCI's Enterprise Development division. Alliance Data's Epsilon business also currently provides marketing services and data services to UCI.

"The new Univision MasterCard Credit Card further reinforces our mission-driven focus of informing, entertaining, and empowering the U.S. Hispanic community," said Rick Alessandri, executive vice president, Univision Enterprise Development. "As credit and debit card penetration among Hispanics grows by double digits, we recognized that there was a need to offer an in-language solution that will allow consumers to help manage their finances with most communications in their language of preference."

Alliance Data is developing a marketing-driven co-brand affinity credit program customized for Univision, designed to enrich the media brand's relationship with its customers. The new loyalty program will reward cardmembers for dollars spent, with redemption options including Univision branded merchandise, exclusive content and experiences that could include "behind the scenes video" and VIP access at events.

"Univision has already achieved unprecedented loyalty among its audience, scoring higher than the 100 leading U.S. brands in categories that include trust, pride, stability and loyalty," said Melisa Miller, president of Alliance Data's card services business. "We view this partnership as one with tremendous opportunity. The Univision customer has many options and we know that the trust and loyalty to the Univision brand, coupled with the unique rewards and benefits of the program, will attract the Univision audience to this new card program."

About Univision Communications Inc.
Univision Communications Inc. (UCI) is the leading media company serving Hispanic America. The Company, a leading content creator in the U.S., includes Univision Network, one of the top five networks in the U.S. regardless of language and the most-watched Spanish-language broadcast television network in the country available in approximately 93% of U.S. Hispanic television households; UniMás, a leading Spanish-language broadcast television network available in approximately 87% of U.S. Hispanic television households; Univision Cable Networks, including Galavisión, the most-watched U.S. Spanish-language cable network, as well as UDN (Univision Deportes Network), the most-watched U.S. Spanish-language sports network, Univision tlnovelas, a 24-hour cable network dedicated to telenovelas, ForoTV, a 24-hour Spanish-language cable network dedicated to international news, and an additional suite of cable offerings - De Película, De Película Clásico, Bandamax, Ritmoson and Telehit; Univision Television Group, which owns 60 television stations in major U.S. Hispanic markets and Puerto Rico; digital properties consisting of online and mobile websites and apps, including Univision.com, the most visited Spanish-language website among U.S. Hispanics, UVideos, a bilingual digital video network and Uforia, a music application featuring multimedia music content; and Univision Radio, the leading Spanish-language radio group in the U.S. which owns and operates 67 radio stations including stations in 16 of the top 25 U.S. Hispanic markets and Puerto Rico. UCI's assets also include a minority stake in El Rey Network, a 24-hour English-language general entertainment cable network and a joint venture with Disney/ABC Television Network for Fusion, a 24-hour English-language news and lifestyle TV and digital network. Headquartered in New York City, UCI has television network operations in Miami and television and radio stations and sales offices in major cities throughout the United States. For more information, please visit www.Univision.net.

About Alliance Data's card services business
Alliance Data's card services business is a leading provider of tailored marketing and loyalty solutions, delivered through branded credit programs that drive more profitable relationships between our brand partners and their cardmembers. We offer private label, co-brand, and commercial products to many of the world's most recognizable brands across a multitude of channels.

We uphold our Know more. Sell more.® promise by leveraging unmatched customer insights, advanced analytics, and broad-reaching innovative capabilities. It's how we deliver increased sales to our partners, build enduring loyalty to their brands, and provide more value to our cardmembers. Alliance Data's card services business is a proud part of the Alliance Data enterprise. To learn more, visit www.alliancedataretail.com or follow us on Twitter @ADRetail.

About Alliance Data
Alliance Data® (NYSE: ADS) is a leading global provider of data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today's most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and emerging technologies. An S&P 500 and Fortune 500 company headquartered in Plano, Texas, Alliance Data consists of three businesses that together employ more than 15,000 associates at approximately 100 locations worldwide.

Alliance Data's card services business is a leading provider of marketing-driven branded credit card programs. Epsilon® is a leading provider of multichannel, data-driven technologies and marketing services, and also includes Conversant®, the leader in personalized digital marketing. LoyaltyOne® owns and operates the AIR MILES® Reward Program, Canada's premier coalition loyalty program, and holds a majority interest in Netherlands-based BrandLoyalty, a global provider of tailor-made loyalty programs for grocers.

Follow Alliance Data on Twitter, Facebook, LinkedIn and YouTube.

Alliance Data's Safe Harbor Statement/Forward Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "continue, " "could," "estimate," "expect," "intend, " "may, " "predict," "project," "would," and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

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